Bunker Hill Mine and Mining Interests	12 Months Ended
Dec. 31, 2025
Extractive Industries [Abstract]
Bunker Hill Mine and Mining Interests

7. Bunker Hill Mine and Mining Interests

The Company purchased the Bunker Hill Mine in January 2022.

The carrying cost of the Bunker Hill Mine is comprised of the following:

	December 31,	December 31,
	2025	2024

Bunker Hill Mine purchase	$14,247,210	$14,247,210
Ranger Page Property purchase	4,216,360	-
Capitalized development	10,634,780	6,626,865
Sale of mineral properties (note 10)	(4,476,498)	(2,768,510)
Land	232,000	202,000
Definition drilling	542,025	488,026
Bunker Hill Mine	$25,395,877	$18,795,591

Depreciation of the Bunker Hill Mine will commence once production commences which is expected to take place in HY1 2026.

Land purchase and leases

The Company owns a 225-acre surface land parcel valued at its original purchase price of $202,000 which includes the surface rights to portions of 24 patented mining claims, for which the Company already owns the mineral rights.

On March 3, 2023, the Company entered into a lease agreement with C & E Tree Farm LLC (“C & E”) for the lease of a land parcel overlaying a portion of the Company’s existing mineral claims package. The Company is committed to making monthly payments of $10,000 through February 2026. The Company has the option to purchase the land parcel through March 1, 2026, for $3,129,500 less 50% of the payments made through the date of purchase. On June 5, 2025, the Company executed an equity payment agreement with C & E Tree Farm, L.L.C., pursuant to which the Company issued 136,055 June 5, 2025 units (note 11) to C&E at a deemed price $3.68 to satisfy $500,000 of the purchase price payable under an existing option agreement between Silver Valley and C&E, dated March 3, 2023. Additionally, on June 6, 2025, the Company paid $500,000 to C&E Tree Farm LLC to satisfy $500,000 of the purchase price payable under an existing option agreement between Silver Valley and C&E dated March 3, 2023. This balance ($1,000,000) has been recognized on the consolidated balance sheets as long term deposit. The Company exercised its option to purchase the land parcel in 2026 (note 20).

On December 12, 2025, the Company entered into an asset purchase agreement with Silver Dollar Resources (Idaho) Inc., a subsidiary of Silver Dollar Resources Inc. (“Silver Dollar”), to acquire the Ranger Page property which includes, six past-producing underground high-grade silver-lead-zinc mines located immediately adjacent to and to the west of the Bunker Hill Mine in the prolific Silver Valley mining district of Idaho, USA. The Company acquired the properties for total consideration of approximately $4,200,000 comprised of 666,667 shares of Bunker Hill’s common stock, subject to the below contractual escrow.

Release Date	Payment Shares Release to Vendor Parent from Contractual Escrow
6–month anniversary from December 11, 2025	66,667 Payment Shares
9–month anniversary December 11, 2025	66,667 Payment Shares
12–month anniversary of December 11, 2025	Balance of the Payment Shares (533,334 Payment Shares)

Sale of Mineral Properties

On June 5, 2025, as consideration for Sprott Private Resource Streaming & Royalty Corp. (“Sprott”) stream conversion as described in note 10, the Company granted a royalty for 1.65% of life-of-mine gross revenue from mining claims compromising of both primary and secondary claims, as well as any new or complementing surface and mineral rights derived from the surface and mineral rights within the existing boundaries of the Bunker Hill Mine that are subsequently acquired by the Company or Silver Valley. A sale of mineral properties of $1,324,199 corresponding to the issuance of the royalty was recognized on the consolidated balance sheets.

On January 17, 2025, as consideration for Sprott advancing the debt facility, as described in note 10, the Company granted a royalty for 0.5% of life-of-mine gross revenue from mining claims considered to be historically worked, contiguous to current accessible underground development, and covered by the Company’s 2021 ground geophysical survey. A 0.35% rate will apply to claims outside of these areas. On June 5, 2025, the 0.5% royalty was amended to apply to both primary and secondary claims comprising the Project. A sale of mineral properties of $383,789 corresponding to the issuance of the royalty was recognized on the consolidated balance sheets.

On December 19, 2024, as consideration for Sprott advancing the debt facility, as described in note 10, the Company granted a royalty for 0.5% of life-of-mine gross revenue from mining claims considered to be historically worked, contiguous to current accessible underground development, and covered by the Company’s 2021 ground geophysical survey. A 0.35% rate will apply to claims outside of these areas. On June 5, 2025, the 0.5% royalty was amended to apply to both primary and secondary claims comprising the Project. A sale of mineral properties of $397,335 corresponding to the issuance of the royalty was recognized on the consolidated balance sheets.

On December 12, 2024, as consideration for Sprott advancing the debt facility, as described in note 10, the Company granted a royalty for 0.5% of life-of-mine gross revenue from mining claims considered to be historically worked, contiguous to current accessible underground development, and covered by the Company’s 2021 ground geophysical survey. A 0.35% rate will apply to claims outside of these areas. On June 5, 2025, the 0.5% royalty was amended to apply to both primary and secondary claims comprising the Project. A sale of mineral properties of $397,335 corresponding to the issuance of the royalty on the consolidated balance sheets.

As a result of the above transactions with Sprott, including the (i) conversion of the royalty convertible debenture into a 1.85% royalty, (ii) consideration of Sprott advancing $15,000,000 on the loan facility a 1.5% royalty was granted, and (iii) Sprott stream conversion a 1.65% royalty was granted, as of December 31, 2025 Sprott holds a 5% life-of-mine gross revenue applying to both primary and secondary claims comprising the Project.

These Sprott transactions were treated as a sale of mineral interest. The portion of the mineral interest sold was determined based on an analysis of discounted life-of-mine royalty payments relative to discounted future cash flows generated from the mine net of capital and operating costs, applied to the carrying value of the Bunker Hill Mine as of above funding dates, before consideration of the sale of mineral properties. This analysis utilized a discount rate of 15% and long-term metal prices of $1.20/lb, $0.95/lb and $27.29/oz for zinc, lead and silver respectively.